UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 30, 2008
Date of Report
(Date of earliest event reported)
MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)
20425 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)           (ZIP Code)
Registrant’s telephone number, including area code: (301) 944-6600
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events
Announcement and Press Release
On July 30, 2008, MiddleBrook Pharmaceuticals, Inc. (the “Company”) announced that it had filed on July 29, 2008 with the Securities and Exchange Commission (the “SEC”) definitive proxy materials in connection with the proposed equity issuance to EGI-MBRK, L.L.C. (“EGI”), an affiliate of Equity Group Investments, L.L.C., and the related amendment to the Company’s stock incentive plan. The mailing of such proxy materials to stockholders is expected to begin on or about August 6, 2008. As previously announced, the Company has entered into a Securities Purchase Agreement with EGI under which the Company has agreed to issue to EGI 30,303,030 shares of the Company’s common stock and a warrant to purchase an aggregate of 12,121,212 shares of common stock for an aggregate purchase price of $100 million.
A special meeting of the stockholders of the Company to vote on the proposed equity issuance and the proposed plan amendment has been scheduled for September 4, 2008 at 8:30 a.m., local time, at the Company’s offices at 20425 Seneca Meadows Parkway, Germantown, Maryland 20876. The Company’s stockholders of record as of the close of business on July 31, 2008 will be entitled to vote at the special meeting.
A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. This filing is being made pursuant to Rule 14a-12 under the Securities Exchange Act of 1934.
Additional Information about the Transaction and Where to Find It:
This communication is being made in respect of the proposed equity issuance by the Company to EGI and the related plan amendment. In connection therewith, the Company has filed a definitive proxy statement with the SEC. The Company’s stockholders are urged to read the proxy statement carefully and in its entirety because it contains important information about the proposed equity issuance and the plan amendment. The definitive proxy statement will be mailed to the Company’s stockholders on or about August 6, 2008. In addition, the proxy statement and other documents are available free of charge from the SEC internet web site, http://www.sec.gov. The proxy statement and other pertinent documents also may be obtained for free at the Company’s web site, www.middlebrookpharma.com or by contacting Investor Relations via email at ir@middlebrookpharma.com, or by phone at 301-944-6600. The Company’s directors, officers, other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding the Company’s directors and executive officers is detailed in its annual reports on Forms 10-K previously filed with the SEC, and in the definitive proxy statement on Form 14A filed with the SEC on July 29, 2008.

Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description

99.1	Press Release issued July 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.
Date: July 30, 2008	By:	/s/ Edward M. Rudnic, Ph.D.
Edward M. Rudnic, Ph.D.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued July 30, 2008